UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21755

Name of Fund:  Enhanced Equity Yield & Premium Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
      Officer, Enhanced Equity Yield & Premium Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 -   Report to Stockholders


Semi-Annual Reports
June 30, 2006


Enhanced Equity Yield Fund, Inc.
Enhanced Equity Yield & Premium Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. invest primarily in diversified portfolios of dividend-paying common stocks in an attempt to generate current income and employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums (the "Index Option Strategy").

These reports, including the financial information herein, are transmitted to shareholders of Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Enhanced Equity Yield Fund, Inc.
Enhanced Equity Yield & Premium Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Enhanced Equity Yield Fund, Inc.
Enhanced Equity Yield & Premium Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Funds' Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Funds' shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Funds upon the closing of the Transaction.



Fundamental Periodic Repurchase Policy


The Board of Directors approved a fundamental policy whereby the Funds have adopted an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Funds will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Funds can repurchase in each offer will be established by the Funds' Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Funds' then outstanding shares.

The Funds have adopted the following fundamental policy regarding periodic repurchases:

(a) The Funds will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 12 months.

(c) The repurchase request deadline for each repurchase offer will be 14 days prior to the last Friday in June, commencing in June 2006 for Enhanced Equity Yield Fund, Inc. and to the last Friday in September, commencing in September 2006 for Enhanced Equity Yield & Premium Fund, Inc., provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board of Directors may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



A Letter From the President


Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager - BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs - each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers



 * $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



A Discussion With Your Funds' Portfolio Managers


The Funds met their primary objectives by providing stable dividends to shareholders and also offered capital appreciation amid a volatile stock market.


Describe the recent market environment.

The Funds' six-month reporting period comprised two very different quarters. Despite considerable volatility entering the new year, U.S. equity markets delivered their best first quarter gains in several years in the first three months of 2006. The S&P 500 Index's 4.21% quarterly advance was the highest since the fourth quarter of 2004 (+9.23%) and the best first quarter since 1999 (+4.98%).

The impetus behind U.S. equity markets' gains in the first quarter was a robust U.S. economy. Economic growth forged ahead despite rising interest rates, a slowdown in the housing market and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets. First quarter gross domestic product (GDP) grew at an annualized rate of 5.6%, more than triple the previous quarter's GDP increase of 1.7% and the best growth rate since the third quarter of 2003 (7.2%). Business investment expanded at the fastest pace in almost six years and consumer spending - which accounts for more than two-thirds of U.S. economic activity - rose at a brisk 5.1% pace.

A robust corporate sector, distinguished by healthy balance sheets that paved the way for improved capital spending, was a key driver of economic growth as the six-month period began. Corporate earnings were up approximately 16% for the first quarter. Other factors that underpinned a vigorous economy in the quarter included higher productivity, a firming labor market, improvements in both consumer confidence and retail sales, and a stable inflation environment.

A couple of unsurprising 25 basis point (.25%) interest rate hikes in the federal funds rate closed the first and third months of the first quarter. The first interest rate hike, on January 31, marked the 14th consecutive 25 basis point increase by the Federal Reserve Board (the Fed) since June 2004. The second interest rate hike followed the Fed's first meeting under new chairman Ben Bernanke.

The second quarter was a difficult period for investors, with most U.S. equity markets posting losses. The S&P 500 Index retreated 1.44%. As in the first quarter, market volatility continued, but this time leaning in a negative direction. Profit taking and concerns over the medium-term strength of the economy weighed on stock prices. Moreover, equity markets came under pressure from the intensifying headwinds of higher interest rates, rising inflation expectations, a weakening in personal consumption and the housing market, record energy prices and ongoing unease about the excessive levels of consumer debt.

As economic activity cooled in the second quarter, forecasts for GDP growth neared the long-run trend of 3% (and was estimated at a lower-than-expected 2.5% rate on July 28). Reduced personal consumption and an end of the five-year U.S. housing boom were largely responsible for the slowdown in growth. Residential investment is estimated to have represented as much as half of the growth in the U.S. economy since 2001. However, the corporate sector remained robust. Second quarter corporate earnings are expected to grow about 12%, marking the 12th straight quarter of earnings growth of at least 10%.

Equity markets opened the second quarter strongly and, by early May, the Dow Jones Industrial Average climbed to within 100 points of its all-time high. During April, U.S. equity markets continued to weather the maturing headwinds of high commodities prices, increasing interest rates, poorer consumption and residential investment, and escalating geopolitical tensions. Commodity prices strengthened in April as oil breached $75 per barrel to reach all-time highs, and gold prices surged to a 25-year peak at above $650 per ounce. Also in April, the yield on the bellwether 10-year U.S. Treasury moved above the 5% mark for the first time in almost four years.

Equity markets lost ground in May amid concerns of moderating economic growth, mostly due to weaker trends in housing and personal consumption. Consumer confidence, which had struck a four-year high in April, dipped in May to the lowest level since September of 2005. As widely expected, the Fed carried out its 16th consecutive 25 basis point interest rate hike on May 10, boosting the short-term interest rate to 5%, the highest mark in more than five years.

Following the May interest rate hike, equity markets embarked on a correction, fueled by the preceding factors cited as well as interest rate concerns, a resurgence in inflation fears and the likelihood of subdued corporate earnings growth for the second half of the year. Equity markets ended June flat, as signs of moderating economic growth mounted amid a worsening slide in consumer sentiment and the housing market. Interest rates on 30-year home mortgages reached a four-year peak. However, the unemployment rate remained at 4.6%, the lowest level since the summer of 2001.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



At the end of the period, the Fed carried out its 17th consecutive interest rate hike, bringing the short-term interest rate to 5.25%. The accompanying statement, which omitted the phrase "the committee judges that some further tightening may yet be needed," led many to believe that the current cycle of interest rate hikes may be close to an end. The Fed noted that recent indicators suggest that economic growth is moderating.

Amid an uptick in inflation data during the second quarter, investor worries over inflation were stoked by the Fed's reference to elevated readings on core inflation in its June statement. Consumer prices rose in each of the period's six months. The core rate of inflation (which excludes food and energy prices) registered a fourth straight monthly increase of 0.3% in June, the longest such increase since January-April 1995. For the second quarter, core inflation pressed forward at an annual rate of 3.6%, exceeding the Fed's target zone of 2% or less. Yet, the structural forces that kept a lid on prices over the past several years were still intact as of period-end: globalization, competition and a technology-driven surge in productivity.


Enhanced Equity Yield Fund, Inc.


What is the Fund's investment objective?

The Fund's primary investment objective is to provide shareholders with current income and gains. Its secondary objective is to provide capital appreciation consistent with the Fund's investment strategies and primary investment objective. In seeking to achieve its investment objectives, the Fund invests primarily in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income. Fund management also employs a strategy of selling call options on equity indexes in an effort to generate gains from option premiums. Under this strategy, the Fund sells call options primarily on the S&P 500 Index, although it may occasionally sell call options on other equity indexes as well. The goal is to provide shareholders with attractive quarterly income and capital appreciation potential.


How did the Fund perform during the period?

For the six-month period ended June 30, 2006, the Common Stock of Enhanced Equity Yield Fund, Inc. had net annualized yields of 12.98% and 13.33%, based on a period-end per share net asset value of $18.13 and a per share market price of $17.65, respectively, and $1.167 per share income dividends. The Fund paid quarterly dividends twice during the period - $.666667 per share on March 21 and $0.500 per share on June 20.

Over the same period, the total investment return on the Fund's Common Stock was +4.36%, based on a change in per share net asset value from $18.49 to $18.13, and assuming reinvestment of all distributions. The S&P 500 Index recorded a total return of +2.71% for the six-month period. Use of the option strategy in the portfolio - as described above - contributed to the Fund's outperformance for the period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Our overall investment strategy involves a three-pronged approach aimed at achieving the Fund's objectives. First, we use a proprietary, quantitative model to build a diversified portfolio of dividend-paying stocks that approximates the sector weights and risk characteristics of the S&P 500 Index. Second, we sell index call options in an effort to generate additional income for our shareholders. Finally, the third element of our investment strategy involves the periodic rebalancing of the portfolio in order to track the risks and composition of the S&P 500 Index. We believe that, over time, this approach should serve to offer our shareholders an enhanced return relative to the S&P 500 Index with a moderate level of volatility.

During the semi-annual period, there was no fundamental change in the investment strategy. We rebalanced the Fund periodically to manage the portfolio's tracking risk and composition (relative to the benchmark index). In addition, we wrote new short-dated index call options, and continued to monitor strike prices and option expiration periods.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)


How would you characterize the Fund's position at the close of the period?

We are continuing in our efforts to maintain a portfolio that closely replicates the composition of the S&P 500 Index. The Fund was fully invested at period-end and is expected to continue paying quarterly dividends in the second half of 2006. Currently, prospects for the Fund's dividend yield remain within target.


Enhanced Equity Yield & Premium Fund, Inc.


What is the Fund's investment objective?

The Fund's primary investment objective is to provide shareholders with current income and gains. Its secondary objective is to provide capital appreciation consistent with the Fund's investment strategies and primary investment objective. In seeking to achieve its objectives, the Fund invests primarily in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income. Fund management also employs a strategy of selling call options on equity indexes in an effort to generate gains from option premiums. Under this strategy, the Fund sells call options primarily on the S&P 500 Index and the Nasdaq 100 Index. At times, the Fund may sell call options on other equity indexes as well. The goal is to provide shareholders with attractive income in addition to capital appreciation potential.


How did the Fund perform during the period?

For the six-month period ended June 30, 2006, the Common Stock of Enhanced Equity Yield & Premium Fund, Inc. had net annualized yields of 11.74% and 12.18%, based on a period-end per share net asset value of $17.60 and a per share market price of $16.97, respectively, and $1.025 per share income dividends (paid on June 20).

Over the same period, the total investment return on the Fund's Common Stock was +1.98%, based on a change in per share net asset value from $18.28 to $17.60, and assuming reinvestment of all distributions. The Fund's blended target benchmark, which consists 75% of the S&P 500 Index and 25% of the Nasdaq 100 Index, recorded a total return of +0.95% for the same period. Use of the option strategy in the portfolio - as described above - contributed to the Fund's outperformance of the blended benchmark for the period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We follow a three-pronged approach in working to achieve the Fund's investment objectives. First, we use a proprietary, quantitative model to build a diversified portfolio of high-dividend-paying stocks. The model portfolio approximates the sector weights and risk characteristics of the S&P 500 and Nasdaq 100 indexes. Our model currently emphasizes the S&P 500 Index, at 75%, versus 25% of the Nasdaq 100. As the second element of our investment strategy, we look to sell index call options around the portfolio to generate additional income. The goal is to provide shareholders with attractive income and capital appreciation potential. We periodically rebalance the portfolio to maintain a composition similar to our blended S&P 500/Nasdaq 100 model.

During the semi-annual period, there was no fundamental change in the investment strategy. We rebalanced the Fund periodically to manage the portfolio's tracking risk and composition (relative to the model benchmark). In addition, we wrote new short-dated index call options, and continued to monitor strike prices and option expiration periods.


How would you characterize the Fund's position at the close of the period?

We are continuing in our efforts to maintain a portfolio that closely replicates our blended S&P 500/Nasdaq 100 model. The Fund was fully invested at period-end and is expected to pay its semi-annual dividend in the second half of 2006. Currently, prospects for the Fund's dividend yield remain within target.


Jonathan A. Clark
Vice President and Co-Portfolio Manager


Debra L. Jelilian
Vice President and Co-Portfolio Manager


July 28, 2006



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Portfolio Information                          Enhanced Equity Yield Fund, Inc.


As of June 30, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

General Electric Co.                               2.9%
Exxon Mobil Corp.                                  2.7
Bank of America Corp.                              2.4
Citigroup, Inc.                                    2.0
Johnson & Johnson                                  1.8
Microsoft Corp.                                    1.8
Pfizer, Inc.                                       1.7
AT&T, Inc.                                         1.4
PepsiCo, Inc.                                      1.4
Verizon Communications, Inc.                       1.4



                                               Percent of
Five Largest Industries                        Net Assets

Oil, Gas & Consumable Fuels                        8.9%
Pharmaceuticals                                    6.7
Diversified Financial Services                     5.4
Commercial Banks                                   5.0
Industrial Conglomerates                           4.7



                                               Percent of
                                                 Total
Sector Representation                         Investments

Financials                                        21.8%
Information Technology                            11.9
Energy                                            11.3
Industrials                                       11.2
Health Care                                       10.7
Consumer Discretionary                             9.8
Consumer Staples                                   7.4
Utilities                                          4.7
Telecommunication Services                         4.1
Materials                                          4.0
Other*                                             3.1

 * Includes portfolio holdings in short-term investments and options.

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.



                                     Enhanced Equity Yield & Premium Fund, Inc.


As of June 30, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Microsoft Corp.                                    2.4%
General Electric Co.                               2.0
Bank of America Corp.                              1.9
Procter & Gamble Co.                               1.8
Exxon Mobil Corp.                                  1.8
Johnson & Johnson                                  1.8
QUALCOMM, Inc.                                     1.6
Amgen, Inc.                                        1.5
Apple Computer, Inc.                               1.5
Intel Corp.                                        1.4



                                               Percent of
Five Largest Industries                        Net Assets

Pharmaceuticals                                   7.2%
Oil, Gas & Consumable Fuels                       6.2
Software                                          5.0
Semiconductors & Semiconductor Equipment          4.5
Commercial Banks                                  4.0



                                               Percent of
                                                 Total
Sector Representation                         Investments

Information Technology                            19.5%
Financials                                        15.5
Health Care                                       10.5
Consumer Discretionary                            10.0
Consumer Staples                                   7.8
Energy                                             7.8
Industrials                                        7.0
Materials                                          4.4
Utilities                                          3.8
Telecommunication Services                         3.7
Other*                                            10.0

 * Includes portfolio holdings in short-term investments and options.

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Schedule of Investments                        Enhanced Equity Yield Fund, Inc.


                                                        Shares
Industry Common Stocks                                    Held         Value

Aerospace & Defense--2.8%

         Boeing Co.                                     49,900   $    4,087,309
         Honeywell International, Inc.                  54,600        2,200,380
         United Technologies Corp.                      69,000        4,375,980
                                                                 --------------
                                                                     10,663,669

Air Freight & Logistics--1.3%

         United Parcel Service, Inc. Class B            59,600        4,906,868

Automobiles--0.4%

         Ford Motor Co.                                246,800        1,710,324

Beverages--2.2%

         Anheuser-Busch Cos., Inc.                       8,300          378,397
         The Coca-Cola Co.                              58,000        2,495,160
         PepsiCo, Inc.                                  88,000        5,283,520
                                                                 --------------
                                                                      8,157,077

Biotechnology--1.3%

         Amgen, Inc. (b)                                59,500        3,881,185
         Biogen Idec, Inc. (b)                          11,600          537,428
         Genzyme Corp. (b)                               8,600          525,030
                                                                 --------------
                                                                      4,943,643

Capital Markets--2.3%

         American Capital Strategies Ltd.                3,000          100,440
         The Bank of New York Co., Inc.                 29,000          933,800
         E*Trade Financial Corp. (b)                    63,100        1,439,942
         Franklin Resources, Inc.                       14,300        1,241,383
         Goldman Sachs Group, Inc.                      14,000        2,106,020
         Lehman Brothers Holdings, Inc.                 10,000          651,500
         Morgan Stanley                                 33,000        2,085,930
                                                                 --------------
                                                                      8,559,015

Chemicals--1.9%

         Air Products & Chemicals, Inc.                 17,700        1,131,384
         The Dow Chemical Co.                           43,300        1,689,999
         E.I. du Pont de Nemours & Co.                  45,900        1,909,440
         Lyondell Chemical Co.                          58,200        1,318,812
         PPG Industries, Inc.                           15,000          990,000
                                                                 --------------
                                                                      7,039,635

Commercial Banks--5.0%

         BB&T Corp.                                     37,600        1,563,784
         HSBC Holdings Plc (c)                          24,000        2,120,400
         KeyCorp                                        35,100        1,252,368
         National City Corp.                            42,300        1,530,837
         Regions Financial Corp.                        71,900        2,381,328
         U.S. Bancorp                                   24,000          741,120
         Wachovia Corp.                                 77,900        4,212,832
         Wells Fargo & Co.                              74,300        4,984,044
                                                                 --------------
                                                                     18,786,713

Communications Equipment--2.0%

         Ciena Corp. (b)                               111,800          537,758
         Cisco Systems, Inc. (b)                       204,000        3,984,120
         JDS Uniphase Corp. (b)                         74,800          189,244
         Lucent Technologies, Inc. (b)                  16,900           40,898
         QUALCOMM, Inc.                                 68,800        2,756,816
                                                                 --------------
                                                                      7,508,836

Computers & Peripherals--2.0%

         Apple Computer, Inc. (b)                       30,000        1,713,600
         EMC Corp. (b)                                  83,300          913,801
         Hewlett-Packard Co.                            41,200        1,305,216
         International Business Machines Corp.          44,900        3,449,218
                                                                 --------------
                                                                      7,381,835



                                                        Shares
Industry Common Stocks                                    Held         Value

Consumer Finance--1.0%

         American Express Co.                           68,400   $    3,640,248

Containers & Packaging--0.1%

         Packaging Corp. of America                     21,200          466,824

Diversified Financial Services--5.4%

         Bank of America Corp.                         187,500        9,018,750
         Citigroup, Inc.                               155,100        7,482,024
         JPMorgan Chase & Co.                           96,300        4,044,600
                                                                 --------------
                                                                     20,545,374

Diversified Telecommunication Services--4.0%

         AT&T, Inc.                                    191,267        5,334,437
         BellSouth Corp.                               105,300        3,811,860
         Citizens Communications Co.                    74,700          974,835
         Embarq Corp. (b)                                  291           11,928
         Verizon Communications, Inc.                  154,290        5,167,172
                                                                 --------------
                                                                     15,300,232

Electric Utilities--1.6%

         American Electric Power Co., Inc.              13,300          455,525
         FirstEnergy Corp.                              11,400          617,994
         Progress Energy, Inc.                          57,500        2,465,025
         The Southern Co.                               74,400        2,384,520
                                                                 --------------
                                                                      5,923,064

Electrical Equipment--0.4%

         Rockwell Automation, Inc.                      19,000        1,368,190

Energy Equipment & Services--2.5%

         BJ Services Co.                                 5,100          190,026
         Baker Hughes, Inc.                             29,700        2,430,945
         Halliburton Co.                                17,000        1,261,570
         National Oilwell Varco, Inc. (b)               27,600        1,747,632
         Schlumberger Ltd.                              58,600        3,815,446
                                                                 --------------
                                                                      9,445,619

Food & Staples Retailing--1.0%

         Wal-Mart Stores, Inc.                          79,700        3,839,149
         Walgreen Co.                                    2,900          130,036
                                                                 --------------
                                                                      3,969,185

Food Products--1.3%

         ConAgra Foods, Inc.                           116,300        2,571,393
         Sara Lee Corp.                                150,400        2,409,408
                                                                 --------------
                                                                      4,980,801

Gas Utilities--0.2%

         Oneok, Inc.                                    19,800          673,992

Health Care Equipment & Supplies--1.1%

         Baxter International, Inc.                     24,400          896,944
         Boston Scientific Corp. (b)                    18,646          313,998
         Medtronic, Inc.                                49,400        2,317,848
         Zimmer Holdings, Inc. (b)                       8,500          482,120
                                                                 --------------
                                                                      4,010,910

Health Care Providers & Services--1.8%

         Aetna, Inc.                                    55,200        2,204,136
         Caremark Rx, Inc.                              39,900        1,989,813
         Express Scripts, Inc. (b)                       9,100          652,834
         Medco Health Solutions, Inc. (b)                  400           22,912
         UnitedHealth Group, Inc.                       40,600        1,818,068
                                                                 --------------
                                                                      6,687,763



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Schedule of Investments (continued)            Enhanced Equity Yield Fund, Inc.


                                                        Shares
Industry Common Stocks                                    Held         Value

Hotels, Restaurants & Leisure--2.3%

         Carnival Corp.                                 35,500   $    1,481,770
         International Game Technology                  34,200        1,297,548
         McDonald's Corp.                               86,700        2,913,120
         Starbucks Corp. (b)                            79,600        3,005,696
                                                                 --------------
                                                                      8,698,134

Household Durables--1.1%

         Black & Decker Corp.                           12,500        1,055,750
         Centex Corp.                                   22,000        1,106,600
         DR Horton, Inc.                                12,700          302,514
         KB HOME                                        21,200          972,020
         Tupperware Corp.                               35,000          689,150
                                                                 --------------
                                                                      4,126,034

Household Products--1.1%

         Procter & Gamble Co.                           72,042        4,005,535

IT Services--0.5%

         Automatic Data Processing, Inc.                40,300        1,827,605

Independent Power Producers &
Energy Traders--0.7%

         TXU Corp.                                      42,900        2,564,991

Industrial Conglomerates--4.7%

         3M Co.                                         43,900        3,545,803
         General Electric Co.                          332,500       10,959,200
         Tyco International Ltd.                       119,700        3,291,750
                                                                 --------------
                                                                     17,796,753

Insurance--3.1%

         The Allstate Corp.                             26,900        1,472,237
         American International Group, Inc.             73,200        4,322,460
         Marsh & McLennan Cos., Inc.                    56,800        1,527,352
         The Progressive Corp.                          62,000        1,594,020
         Prudential Financial, Inc.                     36,600        2,843,820
                                                                 --------------
                                                                     11,759,889

Internet & Catalog Retail--0.3%

         Amazon.com, Inc. (b)                           31,900        1,233,892

Internet Software & Services--0.9%

         eBay, Inc. (b)                                 22,000          644,380
         Google, Inc. Class A (b)                        6,400        2,683,712
                                                                 --------------
                                                                      3,328,092

Leisure Equipment & Products--0.2%

         Eastman Kodak Co.                              33,900          806,142

Machinery--2.1%

         Caterpillar, Inc.                              33,600        2,502,528
         Deere & Co.                                     5,600          467,544
         Eaton Corp.                                    19,600        1,477,840
         Illinois Tool Works, Inc.                      39,800        1,890,500
         Ingersoll-Rand Co. Class A                     33,600        1,437,408
         Navistar International Corp. (b)               10,000          246,100
                                                                 --------------
                                                                      8,021,920

Media--2.3%

         CBS Corp. Class B                              34,650          937,283
         Regal Entertainment Group Series A             49,800        1,011,936
         Time Warner, Inc.                             261,400        4,522,220
         Viacom, Inc. Class B (b)                       34,650        1,241,856
         Walt Disney Co.                                37,400        1,122,000
                                                                 --------------
                                                                      8,835,295



                                                        Shares
Industry Common Stocks                                    Held         Value

Metals & Mining--1.4%

         Alcoa, Inc.                                    31,200   $    1,009,632
         Allegheny Technologies, Inc.                    8,400          581,616
         Freeport-McMoRan Copper & Gold, Inc.
           Class B                                      14,300          792,363
         Nucor Corp.                                    28,200        1,529,850
         Southern Copper Corp.                          17,600        1,568,688
                                                                 --------------
                                                                      5,482,149

Multi-Utilities--2.3%

         Ameren Corp.                                   12,000          606,000
         Consolidated Edison, Inc.                      53,800        2,390,872
         Duke Energy Corp.                              88,800        2,608,056
         KeySpan Corp.                                  58,500        2,363,400
         Public Service Enterprise Group, Inc.           8,300          548,796
                                                                 --------------
                                                                      8,517,124

Multiline Retail--1.3%

         Sears Holdings Corp. (b)                       14,000        2,167,760
         Target Corp.                                   58,700        2,868,669
                                                                 --------------
                                                                      5,036,429

Oil, Gas & Consumable Fuels--8.9%

         Anadarko Petroleum Corp.                       30,400        1,449,776
         Apache Corp.                                    9,700          662,025
         BP Plc (c)                                     33,500        2,331,935
         Chevron Corp.                                  71,006        4,406,632
         ConocoPhillips                                 45,000        2,948,850
         Devon Energy Corp.                             33,000        1,993,530
         EOG Resources, Inc.                            17,200        1,192,648
         Exxon Mobil Corp.                             167,000       10,245,450
         Hess Corp.                                     22,800        1,204,980
         Hugoton Royalty Trust                           2,205           65,489
         Marathon Oil Corp.                             23,600        1,965,880
         Nordic American Tanker Shipping                39,900        1,454,355
         Sunoco, Inc.                                   12,500          866,125
         USEC, Inc.                                     65,300          773,805
         Valero Energy Corp.                             4,500          299,340
         XTO Energy, Inc.                               37,000        1,637,990
                                                                 --------------
                                                                     33,498,810

Paper & Forest Products--0.6%

         International Paper Co.                        29,100          939,930
         MeadWestvaco Corp.                             14,200          396,606
         Weyerhaeuser Co.                               16,600        1,033,350
                                                                 --------------
                                                                      2,369,886

Pharmaceuticals--6.7%

         Abbott Laboratories                            71,900        3,135,559
         Bristol-Myers Squibb Co.                       34,200          884,412
         Eli Lilly & Co.                                26,100        1,442,547
         Johnson & Johnson                             112,800        6,758,976
         Merck & Co., Inc.                             131,700        4,797,831
         Pfizer, Inc.                                  276,300        6,484,761
         Schering-Plough Corp.                          19,600          372,988
         Wyeth                                          28,600        1,270,126
                                                                 --------------
                                                                     25,147,200

Real Estate Investment Trusts
(REITs)--2.5%

         Annaly Mortgage Management, Inc.               58,300          746,823
         BRE Properties                                 48,400        2,662,000
         Equity Office Properties Trust                 24,800          905,448
         Federal Realty Investment Trust                41,200        2,884,000



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Schedule of Investments (concluded)            Enhanced Equity Yield Fund, Inc.


                                                        Shares
Industry Common Stocks                                    Held         Value

Real Estate Investment Trusts (REITs) (concluded)

         Friedman Billings Ramsey Group, Inc.
           Class A                                     144,900   $    1,589,553
         Simon Property Group, Inc.                      7,600          630,344
                                                                 --------------
                                                                      9,418,168

Semiconductors & Semiconductor Equipment--3.7%

         Analog Devices, Inc.                           12,900          414,606
         Applied Materials, Inc.                       148,000        2,409,440
         Broadcom Corp. Class A (b)                      9,200          276,460
         Intel Corp.                                   224,900        4,261,855
         Kla-Tencor Corp.                               36,800        1,529,776
         LSI Logic Corp. (b)                            12,600          112,770
         Linear Technology Corp.                        20,900          699,941
         Maxim Integrated Products, Inc.                21,000          674,310
         National Semiconductor Corp.                   57,700        1,376,145
         Nvidia Corp. (b)                               69,400        1,477,526
         Xilinx, Inc.                                   25,900          586,635
                                                                 --------------
                                                                     13,819,464

Software--3.0%

         Autodesk, Inc. (b)                             32,200        1,109,612
         Electronic Arts, Inc. (b)                      34,200        1,471,968
         Microsoft Corp.                               283,800        6,612,540
         Oracle Corp. (b)                               39,000          565,110
         Symantec Corp. (b)                             97,600        1,516,704
                                                                 --------------
                                                                     11,275,934

Specialty Retail--1.4%

         Home Depot, Inc.                               67,800        2,426,562
         Lowe's Cos., Inc.                              49,000        2,972,830
                                                                 --------------
                                                                      5,399,392

Textiles, Apparel & Luxury Goods--0.4%

         Coach, Inc. (b)                                49,800        1,489,020

Thrifts & Mortgage Finance--2.7%

         Fannie Mae                                     37,900        1,822,990
         Freddie Mac                                    25,600        1,459,456
         New York Community Bancorp, Inc.              150,900        2,491,359
         Washington Mutual, Inc.                        93,400        4,257,172
                                                                 --------------
                                                                     10,030,977

Tobacco--1.9%

         Altria Group, Inc.                             66,600        4,890,438
         UST, Inc.                                      46,800        2,114,892
                                                                 --------------
                                                                      7,005,330



                                                        Shares
Industry Common Stocks                                    Held         Value

Wireless Telecommunication
Services--0.0%

         Sprint Nextel Corp.                             5,832   $      116,582

         Total Common Stocks
         (Cost--$374,833,046)--97.7%                                368,280,564



                                                    Beneficial
         Short-Term Securities                        Interest

         Merrill Lynch Liquidity Series, LLC
           Money Market Series,
           5.22% (a)(d)                            $16,920,611       16,920,611

         Total Short-Term Securities
         (Cost--$16,920,611)--4.5%                                   16,920,611



                                                     Number of
         Options Purchased                           Contracts

Call Options Purchased--0.0%

         S&P 500 Index, expiring
           July 2006 at USD 1,300                          275           85,250

         Total Options Purchased
         (Premiums Paid--$97,075)--0.0%                                  85,250

         Total Investments
         (Cost--$391,850,732)--102.2%                               385,286,425



         Options Written

Call Options Written--(1.4%)

         S&P 500 Index, expiring July 2006
           at USD 1,260                                  2,110      (5,021,800)
         S&P 500 Index, expiring July 2006
           at USD 1,290                                    495        (292,050)

         Total Options Written
         (Premiums Received--$4,014,592)--(1.4%)                    (5,313,850)

Total Investments, Net of Options Written
(Cost--$387,836,140*)--100.8%                                       379,972,575
Liabilities in Excess of Other Assets--(0.8%)                       (2,957,784)
                                                                 --------------
Net Assets--100.0%                                               $  377,014,791
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                               $      387,836,140
                                                 ==================
    Gross unrealized appreciation                $       16,127,730
    Gross unrealized depreciation                      (23,991,295)
                                                 ------------------
    Net unrealized depreciation                  $      (7,863,565)
                                                 ==================


(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $(2,879,398)     $508,314


(b)  Non-income producing security.

(c)  Depositary receipts.

(d)  Represents the current yield as of 6/30/2006.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Financial futures contracts purchased on June 30, 2006 were as follows:


    Number of                     Expiration          Face        Unrealized
    Contracts    Issue               Date            Value       Appreciation

      36      S&P 500 Index      September 2006    $11,135,989      $378,611


    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Schedule of Investments              Enhanced Equity Yield & Premium Fund, Inc.


                                                        Shares
Industry Common Stocks                                    Held         Value


Aerospace & Defense--1.8%

         Boeing Co.                                      4,552   $      372,854
         General Dynamics Corp.                         32,000        2,094,720
         Honeywell International, Inc.                  46,800        1,886,040
         Raytheon Co.                                   26,600        1,185,562
                                                                 --------------
                                                                      5,539,176

Air Freight & Logistics--0.2%

         United Parcel Service, Inc. Class B             6,600          543,378

Automobiles--0.1%

         Ford Motor Co.                                 35,600          246,708
         General Motors Corp.                            1,200           35,748
                                                                 --------------
                                                                        282,456

Beverages--1.2%

         The Coca-Cola Co.                              71,200        3,063,024
         PepsiCo, Inc.                                  13,600          816,544
                                                                 --------------
                                                                      3,879,568

Biotechnology--1.9%

         Amgen, Inc. (b)                                71,000        4,631,330
         Amylin Pharmaceuticals, Inc. (b)                4,900          241,913
         Biogen Idec, Inc. (b)                           4,800          222,384
         Celgene Corp. (b)                              14,400          682,992
         Gilead Sciences, Inc. (b)                       3,200          189,312
                                                                 --------------
                                                                      5,967,931

Building Products--0.2%

         Masco Corp.                                    16,500          489,060

Capital Markets--1.8%

         American Capital Strategies Ltd.               44,100        1,476,468
         E*Trade Financial Corp. (b)                     7,900          180,278
         Goldman Sachs Group, Inc.                      13,700        2,060,891
         Lehman Brothers Holdings, Inc.                  6,000          390,900
         Morgan Stanley                                 22,200        1,403,262
                                                                 --------------
                                                                      5,511,799

Chemicals--1.6%

         The Dow Chemical Co.                           43,500        1,697,805
         E.I. du Pont de Nemours & Co.                  19,600          815,360
         Eastman Chemical Co.                           19,200        1,036,800
         Lyondell Chemical Co.                          65,900        1,493,294
                                                                 --------------
                                                                      5,043,259

Commercial Banks--4.0%

         BB&T Corp.                                     23,300          969,047
         HSBC Holdings Plc (c)                          25,500        2,252,925
         National City Corp.                            26,300          951,797
         PNC Financial Services Group, Inc.             13,100          919,227
         Regions Financial Corp.                        69,300        2,295,216
         U.S. Bancorp                                   26,000          802,880
         Wachovia Corp.                                 40,900        2,211,872
         Wells Fargo & Co.                              28,300        1,898,364
                                                                 --------------
                                                                     12,301,328

Commercial Services & Supplies--0.8%

         Pitney Bowes, Inc.                             28,700        1,185,310
         RR Donnelley & Sons Co.                        36,300        1,159,785
                                                                 --------------
                                                                      2,345,095

Communications Equipment--3.8%

         Ciena Corp. (b)                               136,300          655,603
         Cisco Systems, Inc. (b)                       222,700        4,349,331
         Corning, Inc. (b)                              29,500          713,605
         JDS Uniphase Corp. (b)                        207,900          525,987
         Juniper Networks, Inc. (b)                     20,012          319,992



                                                        Shares
Industry Common Stocks                                    Held         Value

Communications Equipment (concluded)

         QUALCOMM, Inc.                                120,400   $    4,824,428
         Tellabs, Inc. (b)                              17,400          231,594
                                                                 --------------
                                                                     11,620,540

Computers & Peripherals--3.2%

         Apple Computer, Inc. (b)                       78,500        4,483,920
         Dell, Inc. (b)                                 18,700          456,467
         Hewlett-Packard Co.                            13,800          437,184
         International Business Machines Corp.          34,900        2,681,018
         Network Appliance, Inc. (b)                    29,700        1,048,410
         SanDisk Corp. (b)                              15,000          764,700
                                                                 --------------
                                                                      9,871,699

Consumer Finance--0.9%

         American Express Co.                           51,500        2,740,830

Distributors--0.4%

         Genuine Parts Co.                              29,900        1,245,634

Diversified Financial Services--3.9%

         Bank of America Corp.                         123,901        5,959,638
         Citigroup, Inc.                                78,000        3,762,720
         JPMorgan Chase & Co.                           58,700        2,465,400
                                                                 --------------
                                                                     12,187,758

Diversified Telecommunication
Services--3.1%

         AT&T, Inc.                                     94,745        2,642,438
         BellSouth Corp.                                61,400        2,222,680
         Citizens Communications Co.                    81,400        1,062,270
         Embarq Corp. (b)                                4,119          168,838
         Level 3 Communications, Inc. (b)                    1                4
         Verizon Communications, Inc.                  103,632        3,470,636
                                                                 --------------
                                                                      9,566,866

Electric Utilities--2.0%

         FPL Group, Inc.                                 7,900          326,902
         FirstEnergy Corp.                               6,600          357,786
         Progress Energy, Inc.                          60,900        2,610,783
         The Southern Co.                               88,200        2,826,810
                                                                 --------------
                                                                      6,122,281

Electrical Equipment--0.3%

         American Power Conversion Corp.                40,340          786,227

Energy Equipment & Services--1.6%

         Schlumberger Ltd.                              40,200        2,617,422
         Transocean, Inc. (b)                           30,000        2,409,600
                                                                 --------------
                                                                      5,027,022

Food & Staples Retailing--1.4%

         Wal-Mart Stores, Inc.                          90,200        4,344,934

Food Products--1.6%

         ConAgra Foods, Inc.                           116,100        2,566,971
         Sara Lee Corp.                                146,100        2,340,522
                                                                 --------------
                                                                      4,907,493

Gas Utilities--1.0%

         Atmos Energy Corp.                             51,300        1,431,783
         Oneok, Inc.                                    15,600          531,024
         Peoples Energy Corp.                           32,300        1,159,893
                                                                 --------------
                                                                      3,122,700

Health Care Equipment & Supplies--0.2%

         Boston Scientific Corp. (b)                    32,086          540,328
         Intuitive Surgical, Inc. (b)                    1,500          176,955
                                                                 --------------
                                                                        717,283



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Schedule of Investments (continued)  Enhanced Equity Yield & Premium Fund, Inc.


                                                        Shares
Industry Common Stocks                                    Held         Value

Health Care Providers & Services--1.1%

         Express Scripts, Inc. (b)                       6,700   $      480,658
         Manor Care, Inc.                                9,200          431,664
         UnitedHealth Group, Inc.                       56,800        2,543,504
                                                                 --------------
                                                                      3,455,826

Hotels, Restaurants & Leisure--0.2%

         Starbucks Corp. (b)                            14,000          528,640

Household Durables--1.5%

         Garmin Ltd.                                     8,000          843,520
         Newell Rubbermaid, Inc.                        85,300        2,203,299
         Tupperware Corp.                               84,200        1,657,898
                                                                 --------------
                                                                      4,704,717

Household Products--1.8%

         Procter & Gamble Co.                          102,300        5,687,880

IT Services--0.8%

         Automatic Data Processing, Inc.                17,000          770,950
         First Data Corp.                               19,800          891,792
         Paychex, Inc.                                  24,000          935,520
                                                                 --------------
                                                                      2,598,262

Industrial Conglomerates--2.9%

         3M Co.                                         15,900        1,284,243
         General Electric Co.                          185,800        6,123,968
         Tyco International Ltd.                        52,100        1,432,750
                                                                 --------------
                                                                      8,840,961

Insurance--1.7%

         The Allstate Corp.                             31,600        1,729,468
         American International Group, Inc.             34,100        2,013,605
         Lincoln National Corp.                         26,700        1,506,948
                                                                 --------------
                                                                      5,250,021

Internet & Catalog Retail--0.5%

         Amazon.com, Inc. (b)                           41,000        1,585,880

Internet Software & Services--2.2%

         eBay, Inc. (b)                                 35,707        1,045,858
         Expedia, Inc. (b)                              14,300          214,071
         Google, Inc. Class A (b)                        9,000        3,773,970
         Yahoo!, Inc. (b)                               50,200        1,656,600
                                                                 --------------
                                                                      6,690,499

Leisure Equipment & Products--0.3%

         Mattel, Inc.                                   61,800        1,020,318

Machinery--1.0%

         Joy Global, Inc.                               10,000          520,900
         PACCAR, Inc.                                   30,500        2,512,590
                                                                 --------------
                                                                      3,033,490

Media--2.0%

         CBS Corp. Class B                              20,900          565,345
         EchoStar Communications Corp.
            Class A (b)                                 36,613        1,128,046
         NTL, Inc.                                      12,900          321,210
         Regal Entertainment Group Series A            106,100        2,155,952
         Sirius Satellite Radio, Inc. (b)              224,800        1,067,800
         Viacom, Inc. Class B (b)                       20,900          749,056
         XM Satellite Radio Holdings, Inc.
            Class A (b)                                 12,000          175,800
                                                                 --------------
                                                                      6,163,209



                                                        Shares
Industry Common Stocks                                    Held         Value

Metals & Mining--2.0%

         Alcoa, Inc.                                    38,300   $    1,239,388
         Allegheny Technologies, Inc.                    6,400          443,136
         Newmont Mining Corp.                            8,300          439,319
         Nucor Corp.                                    14,400          781,200
         Phelps Dodge Corp.                             22,000        1,807,520
         Southern Copper Corp.                          15,500        1,381,515
                                                                 --------------
                                                                      6,092,078

Multi-Utilities--0.8%

         Consolidated Edison, Inc.                      13,700          608,828
         TECO Energy, Inc.                             131,900        1,970,586
                                                                 --------------
                                                                      2,579,414

Multiline Retail--1.9%

         Sears Holdings Corp. (b)                       21,100        3,267,124
         Target Corp.                                   51,000        2,492,370
                                                                 --------------
                                                                      5,759,494

Oil, Gas & Consumable Fuels--6.2%

         Chevron Corp.                                  68,700        4,263,522
         ConocoPhillips                                 62,821        4,116,660
         EOG Resources, Inc.                            12,500          866,750
         Exxon Mobil Corp.                              92,200        5,656,470
         Hess Corp.                                     21,600        1,141,560
         Occidental Petroleum Corp.                     19,300        1,979,215
         Valero Energy Corp.                            17,000        1,130,840
                                                                 --------------
                                                                     19,155,017

Paper & Forest Products--0.8%

         International Paper Co.                        10,200          329,460
         MeadWestvaco Corp.                             41,900        1,170,267
         Weyerhaeuser Co.                               14,300          890,175
                                                                 --------------
                                                                      2,389,902

Pharmaceuticals--7.2%

         Abbott Laboratories                            53,500        2,333,135
         Bristol-Myers Squibb Co.                      116,000        2,999,760
         Eli Lilly & Co.                                41,000        2,266,070
         Johnson & Johnson                              92,800        5,560,576
         Merck & Co., Inc.                              84,600        3,081,978
         Pfizer, Inc.                                  158,900        3,729,383
         Wyeth                                          49,600        2,202,736
                                                                 --------------
                                                                     22,173,638

Real Estate Investment Trusts
(REITs)--1.4%

         Annaly Mortgage Management, Inc.              129,900        1,664,019
         Federal Realty Investment Trust                35,200        2,464,000
         Simon Property Group, Inc.                      4,400          364,936
                                                                 --------------
                                                                      4,492,955

Semiconductors & Semiconductor
Equipment--4.5%

         Advanced Micro Devices, Inc. (b)               34,500          842,490
         Applied Materials, Inc.                       172,400        2,806,672
         Broadcom Corp. Class A (b)                     26,230          788,212
         Intel Corp.                                   234,740        4,448,323
         Maxim Integrated Products, Inc.                37,561        1,206,084
         Nvidia Corp. (b)                               20,700          440,703
         Texas Instruments, Inc.                        85,800        2,598,882
         Xilinx, Inc.                                   37,300          844,845
                                                                 --------------
                                                                     13,976,211



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Schedule of Investments (concluded)  Enhanced Equity Yield & Premium Fund, Inc.


                                                        Shares
Industry Common Stocks                                    Held         Value

Software--5.0%

         Adobe Systems, Inc. (b)                        11,600   $      352,176
         Autodesk, Inc. (b)                             15,500          534,130
         Electronic Arts, Inc. (b)                      22,498          968,314
         Microsoft Corp.                               322,600        7,516,580
         Oracle Corp. (b)                              280,062        4,058,098
         Red Hat, Inc. (b)                               7,300          170,820
         Symantec Corp. (b)                            127,600        1,982,904
                                                                 --------------
                                                                     15,583,022

Specialty Retail--3.0%

         Best Buy Co., Inc.                             14,900          817,116
         Home Depot, Inc.                               89,600        3,206,784
         Limited Brands                                 45,300        1,159,227
         Lowe's Cos., Inc.                              41,700        2,529,939
         Staples, Inc.                                  71,000        1,726,720
                                                                 --------------
                                                                      9,439,786

Thrifts & Mortgage Finance--1.7%

         Fannie Mae                                     24,200        1,164,020
         IndyMac Bancorp, Inc.                          39,800        1,824,830
         New York Community Bancorp, Inc.              140,300        2,316,353
                                                                 --------------
                                                                      5,305,203

Tobacco--1.7%

         Altria Group, Inc.                             39,900        2,929,857
         Reynolds American, Inc.                         2,400          276,720
         UST, Inc.                                      47,700        2,155,563
                                                                 --------------
                                                                      5,362,140

Wireless Telecommunication Services--0.6%

         NII Holdings, Inc. (b)                          6,200          349,556
         Sprint Nextel Corp.                            82,397        1,647,116
                                                                 --------------
                                                                      1,996,672

         Total Common Stocks
         (Cost--$283,984,492)--89.8%                                278,029,552



                                                    Beneficial
         Short-Term Securities                        Interest         Value

         Merrill Lynch Liquidity Series, LLC
            Money Market Series,
            5.22% (a)(d)                           $35,058,285   $   35,058,285

         Total Short-Term Securities
         (Cost--$35,058,285)--11.3%                                  35,058,285



                                                     Number of
         Options Purchased                           Contracts

Call Options Purchased--0.0%

         S&P 500 Index, expiring
            July 2006 at USD 1,300                         225           69,750

         Total Options Purchased
         (Premiums Paid--$79,425)--0.0%                                  69,750

         Total Investments
         (Cost--$319,122,202)--101.1%                               313,157,587



         Options Written

Call Options Written--(1.3%)

         NASDAQ Index 100, expiring July 2006
            at USD 1,600                                   300        (450,000)
         S&P 500 Index, expiring July 2006
            at USD 1,260                                 1,440      (3,427,200)
         S&P 500 Index, expiring July 2006
            at USD 1,290                                   405        (238,950)

         Total Options Written
         (Premiums Received--$3,344,887)--(1.3%)                    (4,116,150)

Total Investments, Net of Options Written
(Cost--$315,777,315*)--99.8%                                        309,041,437
Other Assets Less Liabilities--0.2%                                     495,506
                                                                 --------------
Net Assets--100.0%                                               $  309,536,943
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                $     315,790,815
                                                  =================
    Gross unrealized appreciation                 $      12,458,615
    Gross unrealized depreciation                      (19,207,993)
                                                  -----------------
    Net unrealized depreciation                   $     (6,749,378)
                                                  =================


(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $(1,536,832)     $979,314


(b) Non-income producing security.

(c) Depositary receipts.

(d) Represents the current yield as of 6/30/2006.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Financial futures contracts purchased on June 30, 2006 were as follows:


    Number of                       Expiration        Face        Unrealized
    Contracts      Issue               Date          Value       Appreciation

      95      Nasdaq 100 Index    September 2006  $14,563,429    $   555,821
      51       S&P 500 Index      September 2006  $15,768,978    $   543,372
                                                                 -----------
    Total                                                        $ 1,099,193
                                                                 ===========

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006


Statements of Assets, Liabilities and Capital

                                                                                                                     Enhanced
                                                                                                   Enhanced        Equity Yield
                                                                                                 Equity Yield       & Premium
As of June 30, 2006                                                                               Fund, Inc.        Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                       $   368,280,564    $   278,029,552
       Investments in affiliated securities, at value**                                             16,920,611         35,058,285
       Options purchased, at value***                                                                   85,250             69,750
       Cash                                                                                          1,032,441          1,108,441
       Cash on deposit for financial futures contracts                                               1,590,750          3,854,250
       Dividends receivable                                                                            478,044            379,354
       Prepaid expenses                                                                                  6,564                 --
                                                                                               ---------------    ---------------
       Total assets                                                                                388,394,224        318,499,632
                                                                                               ---------------    ---------------

Liabilities

       Options written, at value****                                                                 5,313,850          4,116,150
       Payable to investment adviser                                                                   292,157            243,137
       Dividends payable to shareholders                                                             3,097,745          3,816,356
       Payable for variation margin                                                                     28,800            169,050
       Payable for beneficial interest redeemed                                                      2,534,606                 --
       Payable for other affiliates                                                                      4,680              3,406
       Accrued expenses and other liabilities                                                          107,595            614,590
                                                                                               ---------------    ---------------
       Total liabilities                                                                            11,379,433          8,962,689
                                                                                               ---------------    ---------------

Net Assets

       Net assets                                                                              $   377,014,791    $   309,536,943
                                                                                               ===============    ===============

Capital

       Accumulated distributions in excess of investment income--net                              (19,472,427)       (15,503,230)
       Undistributed (accumulated) realized capital gains (losses)--net                              7,084,187        (2,105,282)
       Unrealized depreciation--net                                                                (7,484,954)        (5,636,685)
                                                                                               ---------------    ---------------
       Total accumulated losses--net                                                              (19,873,194)       (23,245,197)
                                                                                               ---------------    ---------------
       Common Stock, par value $.10 per share, 200,000,000 shares authorized++                       2,079,780          1,759,024
       Paid-in capital in excess of par                                                            394,808,205        331,023,116
                                                                                               ---------------    ---------------
       Net Assets                                                                              $   377,014,791    $   309,536,943
                                                                                               ===============    ===============
           Net Asset Value                                                                     $         18.13    $         17.60
                                                                                               ===============    ===============
           Market Price                                                                        $         17.65    $         16.97
                                                                                               ===============    ===============
         * Unaffiliated securities identified cost                                             $   374,833,046    $   283,984,492
                                                                                               ===============    ===============
        ** Affiliated securities identified cost                                               $    16,920,611    $    35,058,285
                                                                                               ===============    ===============
       *** Premiums paid                                                                       $        97,075    $        79,425
                                                                                               ===============    ===============
      **** Premiums received                                                                   $     4,014,592    $     3,344,887
                                                                                               ===============    ===============
        ++ Shares of Common Stock outstanding                                                       20,797,796         17,590,236
                                                                                               ===============    ===============

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2006


Statements of Operations

                                                                                                                     Enhanced
                                                                                                   Enhanced        Equity Yield
                                                                                                 Equity Yield       & Premium
For the Six Months Ended June 30, 2006                                                            Fund, Inc.        Fund, Inc.
Investment Income

       Dividends                                                                               $     4,456,969    $     3,358,904
       Interest from affiliates                                                                        508,162            979,314
       Securities lending--net                                                                             152                 --
                                                                                               ---------------    ---------------
       Total income                                                                                  4,965,283          4,338,218
                                                                                               ---------------    ---------------

Expenses

       Investment advisory fees                                                                      1,957,614          1,637,739
       Accounting services                                                                              58,811             54,278
       Printing and shareholder reports                                                                 22,213             16,449
       Transfer agent fees                                                                              28,357             27,388
       Repurchase offer fees                                                                            42,937             17,308
       Custodian fees                                                                                   12,406              9,370
       Directors' fees and expenses                                                                     16,172             15,572
       Professional fees                                                                                23,549             25,743
       Pricing fees                                                                                        525                573
       Listing fees                                                                                      7,490              1,873
       Other                                                                                             8,884              5,163
                                                                                               ---------------    ---------------
       Total expenses                                                                                2,178,958          1,811,456
                                                                                               ---------------    ---------------
       Investment income--net                                                                        2,786,325          2,526,762
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                            586,647        (4,834,921)
           Financial futures contracts--net                                                          (586,202)        (3,913,030)
           Options written--net                                                                     12,344,747          9,427,332
                                                                                               ---------------    ---------------
       Total realized gain--net                                                                     12,345,192            679,381
                                                                                               ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          3,771,635          2,771,722
           Financial futures contracts--net                                                            691,661          2,202,407
           Options written--net                                                                    (2,868,157)        (2,114,112)
                                                                                               ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                                     1,595,139          2,860,017
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                      13,940,331          3,539,398
                                                                                               ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                                    $    16,726,656    $     6,066,160
                                                                                               ===============    ===============

       See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2006


Statements of Changes in Net Assets                                                              Enhanced Equity Yield Fund, Inc.

                                                                                                 For the Six       For the Period
                                                                                                 Months Ended      May 6, 2005++
                                                                                                   June 30,       to December 31,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

       Investment income--net                                                                  $     2,786,325    $     4,786,870
       Realized gain--net                                                                           12,345,192         12,959,215
       Change in unrealized appreciation/depreciation--net                                           1,595,139        (9,080,093)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         16,726,656          8,665,992
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                     (24,430,509)        (2,615,113)
       Realized gain--net                                                                                   --       (18,220,220)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (24,430,509)       (20,835,333)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Net proceeds from issuance of Common Stock                                                           --        395,847,500
       Value of shares issued to shareholders in reinvestment of dividends and distributions                --          3,991,588
       Offering costs resulting from the issuance of Common Stock                                           --          (525,274)
       Adjustment to offering cost resulting from the issuance of Common Stock                           8,769                 --
       Net redemption of Common Stock resulting from a repurchase offer (including $51,348 of
       repurchase offer fees)                                                                      (2,534,606)                 --
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from Common Stock transactions              (2,525,837)        399,313,814
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                    (10,229,690)        387,144,473
       Beginning of period                                                                         387,244,481            100,008
                                                                                               ---------------    ---------------
       End of period*                                                                          $   377,014,791    $   387,244,481
                                                                                               ===============    ===============
         * Undistributed (accumulated distributions in excess of) investment income--net       $  (19,472,427)    $     2,171,757
                                                                                               ===============    ===============

        ++ Commencement of operations.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2006


Statements of Changes in Net Assets                                                    Enhanced Equity Yield & Premium Fund, Inc.

                                                                                                 For the Six       For the Period
                                                                                                 Months Ended     June 30, 2005++
                                                                                                   June 30,       to December 31,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

       Investment income--net                                                                  $     2,526,762    $    3,206,548
       Realized gain--net                                                                              679,381          9,250,401
       Change in unrealized appreciation/depreciation--net                                           2,860,017        (8,496,702)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          6,066,160          3,960,247
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                     (18,029,992)        (3,206,548)
       Realized gain--net                                                                                   --       (12,035,064)
       Tax return of capital                                                                                --        (2,788,379)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (18,029,992)       (18,029,991)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Net proceeds from issuance of Common Stock                                                           --        335,873,500
       Offering costs resulting from the issuance of Common Stock                                           --          (406,117)
       Adjustment to offering cost resulting from the issuance of Common Stock                           3,128                 --
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from Common Stock transactions                               3,128        335,467,383
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                    (11,960,704)        321,397,639
       Beginning of period                                                                         321,497,647            100,008
                                                                                               ---------------    ---------------
       End of period*                                                                          $   309,536,943    $   321,497,647
                                                                                               ===============    ===============
         * Accumulated distributions in excess of net investment income--net                   $  (15,503,230)                 --
                                                                                               ===============    ===============
        ++ Commencement of operations.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2006


Financial Highlights
                                                                                Enhanced Equity           Enhanced Equity Yield
                                                                                Yield Fund, Inc.           & Premium Fund, Inc.

                                                                                          For the                      For the
                                                                           For the         Period         For the       Period
                                                                          Six Months       May 6,        Six Months    June 30,
                                                                            Ended        2005++ to         Ended      2005++ to
The following per share data and ratios have been derived                  June 30,       Dec. 31,        June 30,     Dec. 31,
from the information provided in the financial statements.                   2006           2005            2006         2005
Per Share Operating Performance

Net asset value, beginning of period                                      $    18.49     $    19.10     $    18.28   $      19.10
                                                                          ----------     ----------     ----------   ------------
Investment income--net***                                                        .13            .23            .14            .19
Realized and unrealized gain--net                                                .68            .19            .21            .04
                                                                          ----------     ----------     ----------   ------------
Total from investment operations                                                 .81            .42            .35            .23
                                                                          ----------     ----------     ----------   ------------
Less dividends and distributions from:
   Investment income--net                                                     (1.17)          (.13)         (1.03)          (.19)
   In excess of investment income--net                                            --             --             --          (.68)
   Realized gain--net                                                             --          (.87)             --          (.16)
                                                                          ----------     ----------     ----------   ------------
Total dividends and distributions                                             (1.17)         (1.00)         (1.03)         (1.03)
                                                                          ----------     ----------     ----------   ------------
Offering costs resulting from the issuance of Common Stock                        --          (.03)             --          (.02)
                                                                          ----------     ----------     ----------   ------------
Adjustment to offering cost resulting from the issuance of Common Stock       --++++             --         --++++             --
                                                                          ----------     ----------     ----------   ------------
Net asset value, end of period                                            $    18.13     $    18.49     $    17.60   $      18.28
                                                                          ==========     ==========     ==========   ============
Market price per share, end of period                                     $    17.65     $    17.23     $    16.97   $      16.82
                                                                          ==========     ==========     ==========   ============

Total Investment Return**

Based on net asset value per share                                          4.36%+++       2.16%+++       1.98%+++       1.40%+++
                                                                          ==========     ==========     ==========   ============
Based on market price per share                                             9.03%+++     (9.08%)+++       6.87%+++    (10.89%)+++
                                                                          ==========     ==========     ==========   ============

Ratios to Average Net Assets

Expenses                                                                      1.11%*         1.07%*         1.11%*         1.08%*
                                                                          ==========     ==========     ==========   ============
Investment income--net                                                        1.42%*         1.86%*         1.54%*         1.94%*
                                                                          ==========     ==========     ==========   ============

Supplemental Data

Net assets, end of period (in thousands)                                  $  377,015     $  387,244     $  309,537   $    321,498
                                                                          ==========     ==========     ==========   ============
Portfolio turnover                                                            15.87%         35.03%         14.09%         34.37%
                                                                          ==========     ==========     ==========   ============

    * Annualized.

   ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

  *** Based on average shares outstanding.

   ++ Commencement of operations.

 ++++ Amount is less than $.01 per share.

  +++ Aggregate total investment return.

      See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. (referred to as the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. Common Stock are listed on the New York Stock Exchange ("NYSE") under the symbol EEF for Enhanced Equity Yield Fund, Inc. and ECV for Enhanced Equity Yield & Premium Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Equity securities that are held by the Funds that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Funds. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Funds. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Funds from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Funds employ pricing services to provide certain securities prices for the Funds. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds, including valuations furnished by the pricing services retained by the Funds, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Funds under the general supervision of the Board of Directors of the Funds. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Funds.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of each of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation in each of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Funds or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Notes to Financial Statements (continued)


* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Each Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. For Equity Yield & Premium Fund, Inc., a portion of the dividends paid by the Fund during the period June 30, 2005 to December 31, 2005 was characterized as a return of capital.

(f) Offering expenses--Direct expenses relating to the public offering of each Fund's Common Stock were charged to capital at the time of issuance of the shares. Any adjustments to estimates of offering costs were recorded back to capital.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Notes to Financial Statements (continued)


(g) Securities lending--The Funds may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund will pay a fee on a monthly basis at an annual rate equal to 1.0% of the average daily value of each Fund's net assets.

The Funds have received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the six months ended June 30, 2006, MLIM, LLC received securities lending agent fees of $58 for Enhanced Equity Yield Fund, Inc., and Enhanced Equity Yield & Premium Fund, Inc. earned no securities lending agent fees.

In addition, MLPF&S received $2,985 and $6,552 in commissions on the execution of portfolio security transactions for the six months ended June 30, 2006, for Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc., respectively.

For the six months ended June 30, 2006, Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. reimbursed FAM $3,762 and $3,342, respectively, for certain accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.


3. Investments:
Purchases and sales, excluding short-term securities, for the six months ended June 30, 2006 were as follows:


Fund                                 Total Purchases        Total Sales

Enhanced Equity Yield Fund, Inc.         $58,955,493        $62,902,644
Enhanced Equity Yield & Premium
  Fund, Inc.                             $41,975,985        $47,195,503


Enhanced Equity Yield Fund, Inc.

Transactions in options written for the six months ended June 30, 2006, were as follows:


                                           Number of           Premiums
Call Options Written                       Contracts           Received

Outstanding call options written,
   beginning of period                         1,700    $     1,971,900
Options written                               31,726         35,097,086
Options closed                              (29,936)       (32,895,352)
Options expired                                (885)          (159,042)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                               2,605    $     4,014,592
                                     ===============    ===============



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Notes to Financial Statements (concluded)


                                           Number of           Premiums
Put Options Written                        Contracts           Received

Outstanding put options written,
    beginning of period                        1,000    $        22,999
Options written                                2,475            975,470
Options closed                                 (885)          (451,327)
Options expired                              (2,590)          (547,142)
                                     ---------------    ---------------
Outstanding put options written,
   end of period                                  --    $            --
                                     ===============    ===============


Enhanced Equity Yield & Premium Fund, Inc.

Transactions in options written for the six months ended June 30, 2006, were as follows:


                                           Number of           Premiums
Call Options Written                       Contracts           Received

Outstanding call options written,
   beginning of period                         1,550    $     1,694,350
Options written                               28,048         32,591,845
Options closed                              (26,833)       (30,853,108)
Options expired                                (620)           (88,200)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                               2,145    $     3,344,887
                                     ===============    ===============



                                           Number of           Premiums
Put Options Written                        Contracts           Received

Outstanding put options written,
   beginning of period                         1,000    $        22,999
Options written                                2,275            859,271
Options closed                                 (815)          (394,904)
Options expired                              (2,460)          (487,366)
                                     ---------------    ---------------
Outstanding put options written,
   end of period                                  --    $            --
                                     ===============    ===============


4. Common Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share, all of which were initially classified as Common Stock. Each Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


Common Stock

The Funds will make offers to repurchase their shares at annual
(approximately 12-month) intervals.


Enhanced Equity Yield Fund, Inc.

Shares issued and outstanding during the six months ended, June 30, 2006 decreased by 142,634 as a result of a repurchase offer and for the period
May 6, 2005 to December 31, 2005 increased by 20,725,000 from shares sold and 210,194 as a result of dividend and distribution reinvestment.


Enhanced Equity Yield & Premium Fund, Inc.

Shares issued and outstanding during the six months ended June 30, 2006 remained constant and for the period June 30, 2005 to December 31, 2005 increased by 17,585,000 from shares sold.




Officers and Directors


Robert C. Doll, Jr., President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Donald C. Burke, Vice President and Treasurer
Debra L. Jelilian, Vice President
Jonathan Clark, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


NYSE Symbols
EEF    Enhanced Equity Yield Fund, Inc.
ECV    Enhanced Equity Yield & Premium Fund, Inc.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Disclosure of Investment Advisory Agreement

                                               Enhanced Equity Yield Fund, Inc.


Activities and Composition of the Board of Directors

All but one member of the Board of Directors of the Fund is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chair of the Board is an independent director. New director nominees are chosen by a Nominating Committee comprised entirely of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreements--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and the Fund's compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreements and other relationships with the Fund; and (d) information provided by the Investment Adviser concerning investment advisory fees charged to other funds under a similar investment mandate. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates in connection with services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board attributed different weights to the various items considered.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in May 2006, the independent directors' and the Board's review included the following:



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Disclosure of Investment Advisory Agreement (concluded)

                                               Enhanced Equity Yield Fund, Inc.


Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. According to Lipper's ranking of all closed-end nonleveraged value funds, for the period ended February 28, 2006, the Fund's performance after fees and expenses ranked in the fifth quintile for the period since inception on May 6, 2005. The Board concluded that the nature and quality of the services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's quantitative investment team the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Jonathan Clark and Debra Jelilian each has over 14 years investment experience. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. It also compares the Fund's total expenses to those of other comparable funds. The Board noted that the Investment Adviser had advised the Board that it had no other comparable accounts with similar investment mandates. The Board noted that the Fund's contractual management fee rate and actual management fee rate were slightly higher than the median of contractual and actual management fees charged by comparable funds, as determined by Lipper, while the Fund's total expenses were slightly below the median total expenses for such comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/ FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Investment Adviser and its affiliates are reasonable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Because the Fund is a closed-end fund, the Board concluded that the assets of the Fund are unlikely to increase significantly and that the current advisory fee appropriately reflects any economies of scale. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board of the Fund, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Disclosure of Investment Advisory Agreement

                                     Enhanced Equity Yield & Premium Fund, Inc.


Activities and Composition of the Board of Directors

All but one member of the Board of Directors of the Fund is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chair of the Board is an independent director. New director nominees are chosen by a Nominating Committee comprised entirely of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreements--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and the Fund's compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreements and other relationships with the Fund; and (d) information provided by the Investment Adviser concerning investment advisory fees charged to other funds under a similar investment mandate. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates in connection with services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board attributed different weights to the various items considered.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in May 2006, the independent directors' and the Board's review included the following:



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Disclosure of Investment Advisory Agreement (concluded)

                                     Enhanced Equity Yield & Premium Fund, Inc.


Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. According to Lipper's ranking of all closed-end nonleveraged core funds, for the period ended February 28, 2006, the Fund's performance after fees and expenses ranked in the fifth quintile for the period since inception on June 30, 2005. The Board concluded that the nature and quality of the services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's quantitative investment team the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Jonathan Clark and Debra Jelilian each has over 14 years investment experience. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. It also compares the Fund's total expenses to those of other comparable funds. The Board noted that the Investment Adviser had advised the Board that it had no other comparable accounts with similar investment mandates. The Board noted that the Fund's contractual management fee rate and actual management fee rate were at approximately the median of contractual and actual management fees charged by comparable funds, as determined by Lipper, while the Fund's total expenses were slightly below the median total expenses for such comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Investment Adviser and its affiliates are reasonable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Because the Fund is a closed-end fund, the Board concluded that the assets of the Fund are unlikely to increase significantly and that the current advisory fee appropriately reflects any economies of scale. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board of the Fund, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreements--Matters Considered by the
Boards

In connection with the Transaction between Merrill Lynch and BlackRock, each Fund's Board of Directors considered a new investment advisory agreement (each a "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If each Fund's New Investment Advisory Agreement is approved by shareholders of the Fund, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Boards discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors, approved the applicable New Investment Advisory Agreement at a meeting held on May 10, 2006.

To assist each Fund's Board in its consideration of the Fund's New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Fund's independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the Fund's New Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meetings. In addition, each Fund's independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At each Fund's Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, each Fund's independent directors met in executive sessions with their counsel to consider the Fund's New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to each Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that each Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek Board approval before making any changes;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to each Fund's shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of each New Investment Advisory Agreement, including the fact that neither Fund's schedule of total advisory fees will increase by virtue of the Fund's New Investment Advisory Agreement, but will remain the same;

* that each Fund's Board had earlier performed an initial review of the investment advisory agreement currently in effect for the Fund (each a "Current Investment Advisory Agreement") as required by the 1940 Act and determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees to be paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represented reasonable compensation to the Investment Adviser in light of the services to be provided, the expected costs to the Investment Adviser of providing those services, potential economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of each Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the applicable Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered by each Board were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to each Fund's Board meeting to consider the initial approval of the Fund's Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. For each Fund, these materials included (a) information compiled by Lipper on the expected fees and expenses of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information on the Fund's portfolio management team and the investment strategies to be used by the Fund; and (c) information on payments expected to be received by the Investment Adviser and its affiliates from the Fund.

In their deliberations, each Fund's directors considered information received in connection with their initial consideration of the Fund's Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the Fund's New Investment Advisory Agreement. Neither Fund's directors identified any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors of each Fund, including a majority of the independent directors, concluded that the terms of the Fund's New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Nature, Quality and Extent of Services Provided--Each Fund's Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Fund's Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. Each Fund's Board compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

Each Fund's directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Fund's directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Fund's directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Fund's directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Fund's Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Fund's directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Fund's directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under its New Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with their initial consideration of each Fund's Current Investment Advisory Agreement, the Fund's directors had received, among other things, a report from Lipper comparing the Fund's expected fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. Each Fund's Board also compared the Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Fund's Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


In evaluating the costs of the services to be provided by BlackRock Advisors under each Fund's New Investment Advisory Agreement, the Fund's directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that each New Investment Advisory Agreement is substantially similar to the applicable Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Fund's directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

Each Fund's directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Fund's Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each New Investment Advisory Agreement is substantially similar to the applicable Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. Each Fund's directors noted that in conjunction with their initial deliberations concerning the Current Investment Advisory Agreement, they had determined that the expected total fees for advisory and administrative services for the Fund were reasonable in light of the services to be provided. It was noted that in conjunction with the initial consideration of each Current Investment Advisory Agreement, each Fund's directors had received, among other things, a report from Lipper comparing the Fund's expected fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their initial approval of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, each Fund's directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products.
The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2006



Investment Performance--Each Fund's directors considered investment performance for the Fund. Each Fund's directors compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Fund's performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance over relatively long periods of time, typically three to five years. Each Fund's directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Fund's Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the Fund's New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the Fund's shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreements--Matters Considered by the Boards

At the telephonic and in-person meetings held during April and May 2006 at which each Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also considered and approved a contingent subadvisory agreement (each a "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). Each Fund's Contingent Subadvisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Fund's Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If each Fund's shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Fund's Board in the period up to the closing of the Transaction. The effectiveness of each Fund's Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in either Fund's expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, each Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. Each Fund's Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in each Fund's Contingent Subadvisory Agreement, the Fund's Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of each Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. Each Fund's Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, each Fund's Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the applicable Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of the Fund's shareholders.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Enhanced Equity Yield & Premium Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Enhanced Equity Yield & Premium Fund, Inc.


Date: August 23, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Enhanced Equity Yield & Premium Fund, Inc.


Date: August 23, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Enhanced Equity Yield & Premium Fund, Inc.


Date: August 23, 2006